Exhibit 99.1

Exhibit 99.1
Open New Doors
THE LIFE IN A DAY | EQUITY LIFESTYLE PROPERTIES | 2019

REIT Industry Same Store NOI Growth Source: S&P Global Source: S&P Global 1) Includes all publicly traded U.S. Equity REITs in S&P Global’s 1) Total Return calculation assumes dividend reinvestment. coverage universe that reported weighted average term to maturity 1) Source for Same Store NOI data: Citi Investment Research, August 2019. Earliest quarter collected by Citi is third quarter of 1998. “Reit Industry” includes an index 2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, for their most recent year as of February 2020. ELS as of the year Pink Sheets) Equity REITs in SNL’s Coverage universe. ofREITsacrossavarietyofassetclasses,includingregionalmalls,shoppingcenters,multifamily,studenthousing,manufacturedhomes,selfstorage,office,industrial, ended December 31, 2019. mixedofficeandspecialty. 3) Stock price date from IPO through January 31, 2020.REIT Industry Same Store NOI Growth Source: S&P Global Source: S&P Global 1) Includes all publicly traded U.S. Equity REITs in S&P Global’s 1) Total Return calculation assumes dividend reinvestment. coverage universe that reported weighted average term to maturity 1) Source for Same Store NOI data: Citi Investment Research, August 2019. Earliest quarter collected by Citi is third quarter of 1998. “Reit Industry” includes an index 2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, for their most recent year as of February 2020. ELS as of the year Pink Sheets) Equity REITs in SNL’s Coverage universe. of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, ended December 31, 2019. mixed office and specialty. 3) Stock price date from IPO through January 31, 2020.

REIT Industry Same Store NOI Growth Source: S&P Global Source: S&P Global 1) Includes all publicly traded U.S. Equity REITs in S&P Global’s 1) Total Return calculation assumes dividend reinvestment. coverage universe that reported weighted average term to maturity 1) Source for Same Store NOI data: Citi Investment Research, August 2019. Earliest quarter collected by Citi is third quarter of 1998. “Reit Industry” includes an index 2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, for their most recent year as of February 2020. ELS as of the year Pink Sheets) Equity REITs in SNL’s Coverage universe. ofREITsacrossavarietyofassetclasses,includingregionalmalls,shoppingcenters,multifamily,studenthousing,manufacturedhomes,selfstorage,office,industrial, ended December 31, 2019. mixedofficeandspecialty. 3) Stock price date from IPO through January 31, 2020.REIT Industry Same Store NOI Growth Source: S&P Global Source: S&P Global 1) Includes all publicly traded U.S. Equity REITs in S&P Global’s 1) Total Return calculation assumes dividend reinvestment. coverage universe that reported weighted average term to maturity 1) Source for Same Store NOI data: Citi Investment Research, August 2019. Earliest quarter collected by Citi is third quarter of 1998. “Reit Industry” includes an index 2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, for their most recent year as of February 2020. ELS as of the year Pink Sheets) Equity REITs in SNL’s Coverage universe. of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, ended December 31, 2019. mixed office and specialty. 3) Stock price date from IPO through January 31, 2020.

Dear Fellow Shareholders, While our achievements extend beyond metrics, we believe it Our operating fundamentals are built on a collaborative is important to highlight some of the notable accomplishments relationship with our residents and customers. We communicate of 2019. ELS increased FFO per share by 8.1% in 2019 and 57% our operating plans and incorporate feedback received. The over the last five years. Our income from property operations satisfaction of our guests can be seen in both the length of their increased 5%. The occupancy in our manufactured housing tenure with us and in the third-party feedback we receive. We portfolio increased for the 10th consecutive year and our RV consistently seek customer feedback as a tool to improve the income, including Thousand Trails, increased 6%. From a balance experience for our guests. We are pleased that 79 of our RV sheet perspective, our weighted average maturity of 12 years is properties were recognized with the Trip Advisor Certificate almost double the REIT average. Our dividend increased 11% in of Excellence for 2019, an award based on customer 2019 and has increased an average of 14% over the last five years. satisfaction scores. Our products are in demand and the demographic trends We seek to increase the value and long-term growth of our are in our favor. Baby Boomers are relocating to our key assets through capital deployment. Our teams are focused on states and the demand can be seen in the increased online continually improving the infrastructure and the amenity core and on-property activity. Over the years, our customers share at our properties. We are committed to meeting the demands experiences with their families by spending time together of our residents and customers. at our properties, including with their children and grandchildren. Whether from a review of historical performance, the satisfaction This younger generation has a familiarity and appreciation for of our customers and guests, the demographic trends in our our properties. Millennials now represent 26% of RV buyers well-located real estate and our solid balance sheet, we are well and Millennials and Gen X combined represent more than half positioned to continue to deliver leading results to our shareholders. of RV buyers. The popularity of the outdoor lifestyle, an increase Our story book features our customers and residents enjoying in younger RV buyers, and new unique accommodations in our the Life in a Day at our properties. We hope you enjoy. properties should continue to contribute to growing demand for our oer ff ings. Over the past few years, we have increased our social media fan base to 650,000. The connections formed with this base of engaged fans and followers are the seeds of growth for our Coquina Crossing Sam Zell Marguerite Nader future customer. Elkton, FL Chairman of the Board President and CEODear Fellow Shareholders, While our achievements extend beyond metrics, we believe it Our operating fundamentals are built on a collaborative is important to highlight some of the notable accomplishments relationship with our residents and customers. We communicate of 2019. ELS increased FFO per share by 8.1% in 2019 and 57% our operating plans and incorporate feedback received. The over the last five years. Our income from property operations satisfaction of our guests can be seen in both the length of their increased 5%. The occupancy in our manufactured housing tenure with us and in the third-party feedback we receive. We portfolio increased for the 10th consecutive year and our RV consistently seek customer feedback as a tool to improve the income, including Thousand Trails, increased 6%. From a balance experience for our guests. We are pleased that 79 of our RV sheet perspective, our weighted average maturity of 12 years is properties were recognized with the Trip Advisor Certificate almost double the REIT average. Our dividend increased 11% in of Excellence for 2019, an award based on customer 2019 and has increased an average of 14% over the last five years. satisfaction scores. Our products are in demand and the demographic trends We seek to increase the value and long-term growth of our are in our favor. Baby Boomers are relocating to our key assets through capital deployment. Our teams are focused on states and the demand can be seen in the increased online continually improving the infrastructure and the amenity core and on-property activity. Over the years, our customers share at our properties. We are committed to meeting the demands experiences with their families by spending time together of our residents and customers. at our properties, including with their children and grandchildren. Whether from a review of historical performance, the satisfaction This younger generation has a familiarity and appreciation for of our customers and guests, the demographic trends in our our properties. Millennials now represent 26% of RV buyers well-located real estate and our solid balance sheet, we are well and Millennials and Gen X combined represent more than half positioned to continue to deliver leading results to our shareholders. of RV buyers. The popularity of the outdoor lifestyle, an increase Our story book features our customers and residents enjoying in younger RV buyers, and new unique accommodations in our the Life in a Day at our properties. We hope you enjoy. properties should continue to contribute to growing demand for our oer ff ings. Over the past few years, we have increased our social media fan base to 650,000. The connections formed with this base of engaged fans and followers are the seeds of growth for our Coquina Crossing Sam Zell Marguerite Nader future customer. Elkton, FL Chairman of the Board President and CEO

Dear Fellow Shareholders,

While our achievements extend beyond metrics, we believe it is important to highlight some of the notable accomplishments of 2019. ELS increased FFO per share by 8.1% in 2019 and 57% over the last five years. Our income from property operations increased 5%. The occupancy in our manufactured housing portfolio increased for the 10th consecutive year and our RV income, including Thousand Trails, increased 6%. From a balance sheet perspective, our weighted average maturity of 12 years is almost double the REIT average. Our dividend increased 11% in 2019 and has increased an average of 14% over the last five years.

Our products are in demand and the demographic trends are in our favor. Baby Boomers are relocating to our key states and the demand can be seen in the increased online and on-property activity. Over the years, our customers share experiences with their families by spending time together at our properties, including with their children and grandchildren. This younger generation has a familiarity and appreciation for our properties. Millennials now represent 26% of RV buyers and Millennials and Gen X combined represent more than half of RV buyers. The popularity of the outdoor lifestyle, an increase in younger RV buyers, and new unique accommodations in our properties should continue to contribute to growing demand for our offerings. Over the past few years, we have increased our social media fan base to 650,000. The connections formed with this base of engaged fans and followers are the seeds of growth for our future customer.

Our operating fundamentals are built on a collaborative relationship with our residents and customers. We communicate our operating plans and incorporate feedback received. The satisfaction of our guests can be seen in both the length of their tenure with us and in the third-party feedback we receive. We consistently seek customer feedback as a tool to improve the experience for our guests. We are pleased that 79 of our RV properties were recognized with the Trip Advisor Certificate of Excellence for 2019, an award based on customer satisfaction scores.

We seek to increase the value and long-term growth of our assets through capital deployment. Our teams are focused on continually improving the infrastructure and the amenity core at our properties. We are committed to meeting the demands of our residents and customers.

Whether from a review of historical performance, the satisfaction of our customers and guests, the demographic trends in our well-located real estate and our solid balance sheet, we are well positioned to continue to deliver leading results to our shareholders.

Our story book features our customers and residents enjoying the Life in a Day at our properties. We hope you enjoy.

Sam Zell
Chairman of the Board

Marguerite Nader
President and CEO

Go where you feel the most alive. Open new doors Now is the right time for the adventure of a lifetime. You will look back on this and smile, to because it was life and you chose to live it. adventure. Ponderosa RV Resort La Conner RV Resort Lotus, CA La Conner, WAGo where you feel the most alive. Open new doors Now is the right time for the adventure of a lifetime. You will look back on this and smile, to because it was life and you chose to live it. adventure. Ponderosa RV Resort La Conner RV Resort Lotus, CA La Conner, WA

Go where you feel the most alive. Open new doors Now is the right time for the adventure of a lifetime. You will look back on this and smile, to because it was life and you chose to live it. adventure. Ponderosa RV Resort La Conner RV Resort Lotus, CA La Conner, WAGo where you feel the most alive. Open new doors Now is the right time for the adventure of a lifetime. You will look back on this and smile, to because it was life and you chose to live it. adventure. Ponderosa RV Resort La Conner RV Resort Lotus, CA La Conner, WA

Go where you feel the most alive. Open new doors Now is the right time for the adventure of a lifetime. You will look back on this and smile, to because it was life and you chose to live it. adventure. Ponderosa RV Resort La Conner RV Resort Lotus, CA La Conner, WAGo where you feel the most alive. Open new doors Now is the right time for the adventure of a lifetime. You will look back on this and smile, to because it was life and you chose to live it. adventure. Ponderosa RV Resort La Conner RV Resort Lotus, CA La Conner, WA

Do something green today. With eco-friendly activities on the rise, more of our customers aim to unplug for a bit, so they can connect with the outdoors and fully experience Leavenworth RV Resort the lifestyle we oer ff . Leavenworth, WADo something green today. With eco-friendly activities on the rise, more of our customers aim to unplug for a bit, so they can connect with the outdoors and fully experience Leavenworth RV Resort the lifestyle we oer ff . Leavenworth, WA

Do something green today. With eco-friendly activities on the rise, more of our customers aim to unplug for a bit, so they can connect with the outdoors and fully experience Leavenworth RV Resort the lifestyle we oer ff . Leavenworth, WADo something green today. With eco-friendly activities on the rise, more of our customers aim to unplug for a bit, so they can connect with the outdoors and fully experience Leavenworth RV Resort the lifestyle we oer ff . Leavenworth, WA

Open new doors to a great community! Choose to be around people who lift you up. Our communities are all about being active and trying new things while surrounded by people looking to get the most out of life. In this case, that life feels like a vacation each day. ViewPoint Golf Resort Mesa, AZOpen new doors to a great community! Choose to be around people who lift you up. Our communities are all about being active and trying new things while surrounded by people looking to get the most out of life. In this case, that life feels like a vacation each day. ViewPoint Golf Resort Mesa, AZ

Open new doors to a great community! Choose to be around people who lift you up. Our communities are all about being active and trying new things while surrounded by people looking to get the most out of life. In this case, that life feels like a vacation each day. ViewPoint Golf Resort Mesa, AZOpen new doors to a great community! Choose to be around people who lift you up. Our communities are all about being active and trying new things while surrounded by people looking to get the most out of life. In this case, that life feels like a vacation each day. ViewPoint Golf Resort Mesa, AZ

Open new doors to a great community! Choose to be around people who lift you up. Our communities are all about being active and trying new things while surrounded by people looking to get the most out of life. In this case, that life feels like a vacation each day. ViewPoint Golf Resort Mesa, AZOpen new doors to a great community! Choose to be around people who lift you up. Our communities are all about being active and trying new things while surrounded by people looking to get the most out of life. In this case, that life feels like a vacation each day. ViewPoint Golf Resort Mesa, AZ

It’s that grow together kind of love. Drummer Boy RV Resort Gettysburg, PAIt’s that grow together kind of love. Drummer Boy RV Resort Gettysburg, PA

It’s that grow together kind of love. Drummer Boy RV Resort Gettysburg, PAIt’s that grow together kind of love. Drummer Boy RV Resort Gettysburg, PA

When you downsize you actually make room for more. We age not by years, but by stories. e n Th umber of stories we can call our own equates to the amount we get out of life. Exciting things happen when you open new doors and choose to make your story a good one. You’re the main character of your own life, and the best time for a new storyline is now. Monte Vista Village Mesa, AZ Closed Gate Seen on Previous Page below shows it openWhen you downsize you actually make room for more. We age not by years, but by stories. e n Th umber of stories we can call our own equates to the amount we get out of life. Exciting things happen when you open new doors and choose to make your story a good one. You’re the main character of your own life, and the best time for a new storyline is now. Monte Vista Village Mesa, AZ Closed Gate Seen on Previous Page below shows it open

When you downsize you actually make room for more. We age not by years, but by stories. e n Th umber of stories we can call our own equates to the amount we get out of life. Exciting things happen when you open new doors and choose to make your story a good one. You’re the main character of your own life, and the best time for a new storyline is now. Monte Vista Village Mesa, AZ Closed Gate Seen on Previous Page below shows it openWhen you downsize you actually make room for more. We age not by years, but by stories. e n Th umber of stories we can call our own equates to the amount we get out of life. Exciting things happen when you open new doors and choose to make your story a good one. You’re the main character of your own life, and the best time for a new storyline is now. Monte Vista Village Mesa, AZ Closed Gate Seen on Previous Page below shows it open

When you downsize you actually make room for more. We age not by years, but by stories. e n Th umber of stories we can call our own equates to the amount we get out of life. Exciting things happen when you open new doors and choose to make your story a good one. You’re the main character of your own life, and the best time for a new storyline is now. Monte Vista Village Mesa, AZ Closed Gate Seen on Previous Page below shows it openWhen you downsize you actually make room for more. We age not by years, but by stories. e n Th umber of stories we can call our own equates to the amount we get out of life. Exciting things happen when you open new doors and choose to make your story a good one. You’re the main character of your own life, and the best time for a new storyline is now. Monte Vista Village Mesa, AZ Closed Gate Seen on Previous Page below shows it open

A change in latitude can help your attitude. Sometimes, a little change in scenery is all you need. Our customers are motivated, seeking out new experiences that result in lifelong memories and a lifestyle to suit their dreams. Orlando RV Resort Life is good, jump right in. Clermont, FLA change in latitude can help your attitude. Sometimes, a little change in scenery is all you need. Our customers are motivated, seeking out new experiences that result in lifelong memories and a lifestyle to suit their dreams. Orlando RV Resort Life is good, jump right in. Clermont, FL

A change in latitude can help your attitude. Sometimes, a little change in scenery is all you need. Our customers are motivated, seeking out new experiences that result in lifelong memories and a lifestyle to suit their dreams. Orlando RV Resort Life is good, jump right in. Clermont, FLA change in latitude can help your attitude. Sometimes, a little change in scenery is all you need. Our customers are motivated, seeking out new experiences that result in lifelong memories and a lifestyle to suit their dreams. Orlando RV Resort Life is good, jump right in. Clermont, FL

Village Green Vero Beach, FL The people and places of Equity LifeStyle PropertiesVillage Green Vero Beach, FL The people and places of Equity LifeStyle Properties

Village Green Vero Beach, FL The people and places of Equity LifeStyle PropertiesVillage Green Vero Beach, FL The people and places of Equity LifeStyle Properties

Yosemite Lakes RV Resort Ponderosa RV Resort Groveland, CA Lotus, CAYosemite Lakes RV Resort Ponderosa RV Resort Groveland, CA Lotus, CA

Yosemite Lakes RV Resort Ponderosa RV Resort Groveland, CA Lotus, CAYosemite Lakes RV Resort Ponderosa RV Resort Groveland, CA Lotus, CA

California Hawaiian Palm Springs RV Resort San Jose, CA Palm Desert, CACalifornia Hawaiian Palm Springs RV Resort San Jose, CA Palm Desert, CA

California Hawaiian Palm Springs RV Resort San Jose, CA Palm Desert, CACalifornia Hawaiian Palm Springs RV Resort San Jose, CA Palm Desert, CA

Wilderness Lakes RV Resort De Anza Santa Cruz Menifee, CA Santa Cruz, CAWilderness Lakes RV Resort De Anza Santa Cruz Menifee, CA Santa Cruz, CA

Wilderness Lakes RV Resort De Anza Santa Cruz Menifee, CA Santa Cruz, CAWilderness Lakes RV Resort De Anza Santa Cruz Menifee, CA Santa Cruz, CA

Mesa Spirit RV Resort ViewPoint Golf Resort Mesa, AZ Mesa, AZMesa Spirit RV Resort ViewPoint Golf Resort Mesa, AZ Mesa, AZ

Mesa Spirit RV Resort ViewPoint Golf Resort Mesa, AZ Mesa, AZMesa Spirit RV Resort ViewPoint Golf Resort Mesa, AZ Mesa, AZ

Monte Vista Village Monte Vista Village Mesa, AZ Mesa, AZMonte Vista Village Monte Vista Village Mesa, AZ Mesa, AZ

Monte Vista Village Monte Vista Village Mesa, AZ Mesa, AZMonte Vista Village Monte Vista Village Mesa, AZ Mesa, AZ

The Reserve at Lake Conroe Victoria Palms Willis, TX Donna, TXThe Reserve at Lake Conroe Victoria Palms Willis, TX Donna, TX

The Reserve at Lake Conroe Victoria Palms Willis, TX Donna, TXThe Reserve at Lake Conroe Victoria Palms Willis, TX Donna, TX

Mountain View Westwood Village Henderson, NV Farr West, UTMountain View Westwood Village Henderson, NV Farr West, UT

Mountain View Westwood Village Henderson, NV Farr West, UTMountain View Westwood Village Henderson, NV Farr West, UT

Chehalis RV Resort Mount Vernon RV Resort Chehalis, WA Bow, WAChehalis RV Resort Mount Vernon RV Resort Chehalis, WA Bow, WA

Chehalis RV Resort Mount Vernon RV Resort Chehalis, WA Bow, WAChehalis RV Resort Mount Vernon RV Resort Chehalis, WA Bow, WA

Neshonoc Lakeside RV Resort Lakeland RV Resort Mount Vernon West Salem, WI Milton, WI Bow, WANeshonoc Lakeside RV Resort Lakeland RV Resort Mount Vernon West Salem, WI Milton, WI Bow, WA

Neshonoc Lakeside RV Resort Lakeland RV Resort Mount Vernon West Salem, WI Milton, WI Bow, WANeshonoc Lakeside RV Resort Lakeland RV Resort Mount Vernon West Salem, WI Milton, WI Bow, WA

Greenwood Village Alpine Lake RV Resort Mount Vernon Manorville, NY Corinth, NY Bow, WAGreenwood Village Alpine Lake RV Resort Mount Vernon Manorville, NY Corinth, NY Bow, WA

Greenwood Village Alpine Lake RV Resort Mount Vernon Manorville, NY Corinth, NY Bow, WAGreenwood Village Alpine Lake RV Resort Mount Vernon Manorville, NY Corinth, NY Bow, WA

Bethpage Camp-Resort Bethpage Camp-Resort Urbanna, VA Urbanna, VABethpage Camp-Resort Bethpage Camp-Resort Urbanna, VA Urbanna, VA

Bethpage Camp-Resort Bethpage Camp-Resort Urbanna, VA Urbanna, VABethpage Camp-Resort Bethpage Camp-Resort Urbanna, VA Urbanna, VA

Drummer Boy RV Resort Grey’s Point Camp Gettysburg, PA Topping, VADrummer Boy RV Resort Grey’s Point Camp Gettysburg, PA Topping, VA

Drummer Boy RV Resort Grey’s Point Camp Gettysburg, PA Topping, VADrummer Boy RV Resort Grey’s Point Camp Gettysburg, PA Topping, VA

Timber Creek RV Resort Gateway to Cape Cod RV Resort Westerly, RI Rochester, MATimber Creek RV Resort Gateway to Cape Cod RV Resort Westerly, RI Rochester, MA

Timber Creek RV Resort Gateway to Cape Cod RV Resort Westerly, RI Rochester, MATimber Creek RV Resort Gateway to Cape Cod RV Resort Westerly, RI Rochester, MA

Old Chatham RV Resort Whispering Pines RV Resort Dennis, MA Newport, NCOld Chatham RV Resort Whispering Pines RV Resort Dennis, MA Newport, NC

Old Chatham RV Resort Whispering Pines RV Resort Dennis, MA Newport, NCOld Chatham RV Resort Whispering Pines RV Resort Dennis, MA Newport, NC

Coral Cay The Heritage Margate, FL North Fort Myers, FLCoral Cay The Heritage Margate, FL North Fort Myers, FL

Coral Cay The Heritage Margate, FL North Fort Myers, FLCoral Cay The Heritage Margate, FL North Fort Myers, FL

Heron Cay Maralago Cay Vero Beach, FL Lantana, FLHeron Cay Maralago Cay Vero Beach, FL Lantana, FL

Heron Cay Maralago Cay Vero Beach, FL Lantana, FLHeron Cay Maralago Cay Vero Beach, FL Lantana, FL

Countryside at Vero Beach Mid Florida Lakes Vero Beach, FL Leesburg, FLCountryside at Vero Beach Mid Florida Lakes Vero Beach, FL Leesburg, FL

Countryside at Vero Beach Mid Florida Lakes Vero Beach, FL Leesburg, FLCountryside at Vero Beach Mid Florida Lakes Vero Beach, FL Leesburg, FL

The Oaks at Colony Cove Colony Cove Ellenton, FL Ellenton, FLThe Oaks at Colony Cove Colony Cove Ellenton, FL Ellenton, FL

The Oaks at Colony Cove Colony Cove Ellenton, FL Ellenton, FLThe Oaks at Colony Cove Colony Cove Ellenton, FL Ellenton, FL

Orlando RV Resort Tropical Palms RV Resort Clermont, FL Kissimmee, FLOrlando RV Resort Tropical Palms RV Resort Clermont, FL Kissimmee, FL

Orlando RV Resort Tropical Palms RV Resort Clermont, FL Kissimmee, FLOrlando RV Resort Tropical Palms RV Resort Clermont, FL Kissimmee, FL

Lake Magic RV Resort Hollywood Marina Clermont, FL Hollywood, FLLake Magic RV Resort Hollywood Marina Clermont, FL Hollywood, FL

Lake Magic RV Resort Hollywood Marina Clermont, FL Hollywood, FLLake Magic RV Resort Hollywood Marina Clermont, FL Hollywood, FL

Sunshine Key Tiny House Village Sunshine Key RV Resort & Marina The Florida Keys, FL The Florida KeysSunshine Key Tiny House Village Sunshine Key RV Resort & Marina The Florida Keys, FL The Florida Keys

Sunshine Key Tiny House Village Sunshine Key RV Resort & Marina The Florida Keys, FL The Florida KeysSunshine Key Tiny House Village Sunshine Key RV Resort & Marina The Florida Keys, FL The Florida Keys

TWO NORTH RIVERSIDE PLAZA • CHICAGO, ILLINOIS 60606 • (800) 247-5279 • EQUITYLIFESTYLEPROPERTIES.COMTWO NORTH RIVERSIDE PLAZA • CHICAGO, ILLINOIS 60606 • (800) 247-5279 • EQUITYLIFESTYLEPROPERTIES.COM